SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2001

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


             DELAWARE                     0-26483               94-3236309
  (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)         Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5.  Other Events.

On May 23, 2001, VaxGen, Inc. ("VaxGen") entered into a Securities Purchase Agreement with the Halifax Fund, L.P. (c/o the Palladin Group, L.P.) and certain other investors (collectively, the "Purchasers"), pursuant to which VaxGen agreed to issue and sell to Purchasers, and Purchasers agreed to purchase from VaxGen, VaxGen's Series A Convertible Preferred Stock and related Warrants for an aggregate purchase price of $20 million in a private placement. The transaction is subject to the terms and conditions specified in the Securities Purchase Agreement attached hereto as Exhibit 10.1. The Series A Convertible Preferred Stock is subject to the terms and conditions of the form of Certificate of Designations, Rights and Preferences attached hereto as Exhibit
3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement, the form of which is attached as Exhibit 10.2, VaxGen has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of VaxGen common stock issuable pursuant to the terms of the Series A Convertible Preferred Stock and related Warrants.

The press release announcing such financing is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

EXHIBIT        DESCRIPTION

3.1 Certificate of Designations, Rights and Preferences of Series A 6% Cumulative Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 22, 2001.

4.1            Form of Warrant.

10.1 Securities Purchase Agreement, dated as of May 23, 2001, by and among VaxGen, Inc. and each Purchaser.

10.2 Registration Rights Agreement, dated as of May 23, 2001, by and between VaxGen, Inc. and each Purchaser.

99.1           Press Release issued May 24, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VaxGen, Inc.
                                            (Registrant)

Dated: May 24, 2001                         By: /s/ Carter A. Lee
                                            -------------------------
                                            Carter A. Lee
                                            Senior Vice President
                                            Finance & Administration



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

                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION
-------        -----------

3.1 Certificate of Designations, Rights and Preferences of Series A 6% Cumulative Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 22, 2001.

4.1            Form of Warrant.

10.1 Securities Purchase Agreement, dated as of May 23, 2001, by and among VaxGen, Inc. and each Purchaser.

10.2 Registration Rights Agreement, dated as of May 23, 2001, by and between VaxGen, Inc. and each Purchaser.

99.1           Press Release issued May 24, 2001.


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